Exhibit 99.2

December Quarter 2021 Results February 17, 2022

Cautionary Statement

Forward-Looking Statements: This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like "will," "may," "could," "should," "would," "believe," "estimate," "expect," "anticipate," "plan," "forecast," "potential," "intend," "continue," "project," or negatives of these words or similar expressions. Forward-looking statements include, among others, the following: statements about our expected financial performance and outlook, including sales volume, revenue, expenses, tax rates, earnings or cash flow; the potential increase in the Khoemacau stream rate to 100% of payable silver; operators' expected operating and financial performance, including production, deliveries, mine plans and reserves, development, construction, cash flows and liquidity, capital requirements and capital expenditures; planned and potential acquisitions or dispositions, including funding schedules and conditions; receipt of metal deliveries; liquidity, financing and stockholder returns; our anticipated guidance schedule; our overall investment portfolio; macroeconomic and market conditions including the impacts of COVID-19; prices for gold, silver, copper, nickel and other metals; potential impairments; or tax changes.

Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: a lower-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators' ability to complete projects on schedule and as planned, operators' changes to mine plans and reserves and resources (including updated reserve and resource information as of December 31, 2021), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our stream or royalty agreements, or operational disruptions due to COVID-19, including due to variant strains of the virus; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, included those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including our Form 10-K for the transition period ended December 31, 2021. Most of these factors are beyond our ability to predict or control.

Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

Statement Regarding Third-party Information: Certain information provided in this presentation, including production estimates, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties.

Information in this presentation concerning the Khoemacau Copper Project was provided to the Company by Cupric Canyon Capital L.P., the privately held owner and developer of Khoemacau. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third-party information, and investors are cautioned not to rely upon this information.

ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUARY 17, 2022

2

3 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 Today’s Speakers Bill Heissenbuttel President and CEO Paul Libner CFO and Treasurer Mark Isto Executive VP and COO, Royal Gold Corp.

4 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 Transition Period Overview (July 1 to December 31, 2021) • Highlights • Revenue of $343.0M on volume of 191,300 GEOs 1 • Cash flow from operations of $248.8M • Net income of $138.3M, or $2.10/share • $2.11/share after adjustments 2 • $39.4M dividends paid • Repaid $100M of debt • Debt free with $143.6M of cash and ~$1.2B total available liquidity • Notable recent developments • Received first deliveries from Khoemac a u and increased silver stream to 90% • Raised annual dividend for 21 st consecutive year • Completed transition to a calendar year reporting schedule

5 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 150 160 170 180 190 200 Aug. 2021 Guidance* Nov. 2021 Revised Guidance* Actual Production Thousands Transition Period Production 175,000 - 185,000 180,000 - 190,000 191,300 • Guidance range revised upward in November 2021 after record production in the September quarter • Guidance exceeded mostly due to higher volumes – actual production at guidance prices* was 190,900 GEOs 1 GEO 1 volume exceeded the revised guidance range due to strong portfolio performance 6 - Month Transition Period Guidance and Actual Production (GEOs ‘000s) * Commodity price assumptions for GEO guidance projections were: $1,750/oz Au, $25.50/oz Ag, $4.15/ lb Cu, $8.00/ lb Ni, $0.95/ lb Pb, $1.25/ lb Zn

6 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 66% 34% December Quarter Revenue Solid portfolio performance provided revenue of $168.5 million and GEOs 1 of 93,900 $168.5M Royalty Segment $57.9M Stream Segment $110.6M +14% YoY Higher contributions from Cortez, Voisey’s Bay and Leeville Lower contribution from South Laverton +3% YoY Higher contributions from Khoemac a u and NX Gold Lower contribution from Mount Milligan

7 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 Recent Developments • Khoemac a u progress 3 • Transition to operations continues: • Construction of all surface infrastructure complete • Process plant performing to expectations • Mine operations impacted by skilled operator shortages due to COVID - 19 • Orebody widths and grades as expected • Total funding to date: • $238.5M advance stream payments • $25.0M debt financing • $26.5M available stream financing expected to be drawn • Ramp - up timeline: • Mining rates expected to increase steadily • Full production expected by 4 th quarter 2022 Concentrate bags loaded and ready for shipping

8 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 Recent Developments 4 • Mount Milligan • 2022 production guidance: • 190k oz to 210k oz gold • 70 to 80M lb copper • Updated NI 43 - 101 technical report expected in second quarter • NX Gold Mine • December 31, 2021, reserves and resources: • +25% Proven and Probable Reserves • +32% Measured and Indicated Resources • 2022 gold production guidance: 39k oz to 42k oz • NX60 Project expected to sustain longer - term gold production of ~60k oz/ yr

9 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 December Quarter Financial Results • $168.5M revenue • Volume of 93,900 GEOs 1 • Approximate revenue split: 73% gold / 12% silver / 10% copper / 4% other • $68.2M net income, or $1.04/share • $1.05/share after adjustment 2 to exclude change in the fair value of equity securities • $119.0M cash flow from operations • Driven by stronger stream and royalty revenue

10 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 Transition Period Performance Compared to Guidance Transition Period (July 1 – Dec. 31, 2021) Guidance* Actual Driver Total GEO 1 sales GEO 180,000 – 190,000** 191,300 Strong portfolio performance DD&A/GEO 1 $ / GEO $525 – 575 $521 Higher GEO volume, strong contribution from royalty segment Effective tax rate % 18 – 22% 19%*** In line with guidance * Provided Nov. 3, 2021 ** Commodity price assumptions for 6 month GEO projections include: $1,750/oz Au, $25.50/oz Ag, $4.15/ lb Cu, $8.00/ lb Ni, $0.95/ lb Pb, $1.25/ lb Zn *** Reported tax rate was 17.8% including discrete items, and 18.9% absent the effect of discrete items • 2022 guidance expected to be provided in Q2 • Positive performance relative to transition period guidance

11 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 December 31, 2021 Liquidity • ~$1.2B of liquidity available at December 31, 2021 • $50M revolving credit facility repaid December 8, 2021 • $1B capacity undrawn and available at December 31, 2021 • Outstanding commitments: • $26.5M of stream funding available for Khoemac a u • $10.0M potential exploration and resource payments for NX Gold Stream December 31, 2021 Amount (US$ M) Undrawn revolving credit facility 1,000 Working capital 155 Total available liquidity $1,155

12 ROYAL GOLD, INC. | DECEMBER QUARTER 2021 RESULTS | FEBRUA RY 17, 2022 Endnotes 1. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average gold price for that same period .. DD&A per GEO is calculated as reported depreciation, depletion and amortization for a period divided by GEOs for that same period 2. Adjusted net income, adjusted net income per share and net cash/debt are non - GAAP financial measures. See Schedule A to the accompanying press release dated February 16, 2022, for more information. 3. Certain information on this slide was provided to the Company by Khoemac a u Copper Mining (Pty.) Limited, the majority owner and developer of the Khoemac a u Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly a vai lable. This information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards go ver ning preparation and public disclosure of technical data and information relating to mineral properties. The Company has not veri fie d, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third - party information, and investors are cautioned not to rely on this information. 4. Certain information on this slide has been provided by the operators of these properties or is publicly available information di sclosed by the operators.

Tel. 303.573.1660 investorrelations@royalgold.com www.royalgold.com